June 1, 2004

Colonial Savings, F.A.
2626 West Freeway
Fort Worth, Texas 76702
Attention:  F. Allen Maulsby

         Reference is made to that certain Correspondent Servicing Agreement, dated as of June 26, 2002 (the "Servicing Agreement") annexed as Exhibit C, by and between the Colonial Savings, F.A. (the "Servicer"), Lehman Brothers Bank, FSB (the "Bank") and Aurora Loan Services Inc. (the "Master Servicer"). This notice constitutes a "Transfer Notice" as contemplated by Section 7.01 of the Servicing Agreement. Capitalized terms used herein without definition and defined in the Servicing Agreement are used herein as defined therein. Reference is also made to that certain Assignment and Assumption Agreement, dated as of June 1, 2004 (the "Assignment") annexed as Exhibit A, by and between the Bank and Lehman Brothers Holdings Inc. (the "Owner") pursuant to which the Owner acquired from the Bank all of the Bank's right, title and interest in and to certain of the Mortgage Loans currently serviced under the Servicing Agreement and assumed for the benefit of the Servicer and the Bank the rights and obligations of the Bank as owner of such Mortgage Loans pursuant to the Servicing Agreement. Exhibits D-1 and D-2 hereto shall supercede Exhibits C-1 and C-2 to the Servicing Agreement.

         The Servicer is hereby notified that the Owner has effected a Reconstitution with respect to the mortgage loans listed on the attached schedule (the "Mortgage Loans"). The Servicer is hereby advised of the following with respect to such Reconstitution and the related Mortgage Loans:

         EFFECTIVE DATE OF RECONSTITUTION:  June 1, 2004

         CUT-OFF DATE:  June 1, 2004

         NEW OWNER: Wells Fargo Bank, National Association, as trustee for the Structured Asset Securities Corporation, Series 2004-9XS
         Certificateholders

         NIM SECURITY: Any net interest margin security issued by an owner trust or special purpose entity that is holding all rights, title and interest in and to the Class P and Class X Certificates issued by the Trust Fund (as defined below).

         NIMS INSURER: Collectively, any insurance companies issuing a financial guaranty insurance policy covering certain payments to be made on NIM Securities pursuant to a NIMs Transaction.

         NIMS TRANSACTION: Any transaction in which NIM Securities are secured, in part, by the payments on the Class P and Class X Certificates issued by the Trust Fund (as defined below).

         MASTER SERVICER:  Aurora Loan Services Inc.

         The Servicer is also hereby advised that a REMIC election has been made with respect to the Mortgage Loans subject to the Reconstitution.

         By countersigning this notice and returning it to the Master Servicer named above, the Servicer hereby acknowledges and agrees that, from and after the Effective Date, the Servicer shall service the Mortgage Loans in accordance with the terms of the Servicing Agreement for the benefit of the New Owner named above, as the Owner of the Mortgage Loans. From and after the Effective Date, the New Owner named above shall have the same rights under the Servicing Agreement as the Initial Owner named therein with respect to the Mortgage Loans.

         In addition to the terms and conditions set forth in the Servicing Agreement, the Servicer hereby acknowledges and agrees that on or before the last day of February of each year, beginning with February 28, 2005, the Servicer, at its own expense, will deliver to the Owner, the Master Servicer and the NIMs Insurer a Servicing Officer's certificate stating, as to each signer thereof, that (i) a review of the activities of the Servicer during such preceding fiscal year and of performance under this Agreement has been made under such officers' supervision, and (ii) to the best of such officers' knowledge, based on such review, the Servicer has fulfilled all its obligations under this Agreement for such year, or, if there has been a default in the fulfillment of all such obligations, specifying each such default known to such officer and the nature and status thereof including the steps being taken by the Servicer to remedy such default.

         For so long as a certificate under the Sarbanes-Oxley Act of 2002, as amended, ("Sarbanes-Oxley") is required to be given on behalf of Structured Adjustable Rate Mortgage Loan Trust Mortgage Pass-Through Certificates, Series 2004-9XS (the "Trust Fund,") no later than March 15th of each year (or if not a Business Day, the immediately preceding Business Day), or at any other time that the Master Servicer, Structured Asset Securities Corporation (the "Depositor") or Wells Fargo Bank, National Association (the "Trustee") provides a certification pursuant to Sarbanes-Oxley and upon thirty (30) days written request of such parties, an officer of the Servicer shall execute and deliver an Officer's Certificate to the Master Servicer, the Trustee, the NIMs Insurer and the Depositor for the benefit of the Trust Fund and the Master Servicer, the Trustee, the NIMs Insurer and the Depositor and their officers, directors and affiliates, in the form of Exhibit B hereto.

         In addition to the terms and conditions set forth in the Servicing Agreement, any and all rights of the Master Servicer to receive notice from the Servicer pursuant to the Servicing Agreement shall hereby be equally granted to the NIMs Insurer. For any and all obligations of the Servicer to obtain consent from the Master Servicer pursuant to the Servicing Agreement, the Servicer must also obtain such consent from the NIMs Insurer.

         Notwithstanding any provision herein to the contrary, the parties to the Servicing Agreement and this Transfer Notice agree that it is appropriate, in furtherance of the intent of such parties as set forth herein, that the NIMs Insurer receive the benefit of the provisions of the Servicing Agreement and this Transfer Notice as an intended third party beneficiary of the Servicing Agreement and this Transfer Notice to the extent of such provisions. The Servicer shall have the same obligations to the NIMs Insurer as if it was a party to the Servicing Agreement and this Transfer Notice, and the NIMs Insurer shall have the same rights and remedies to enforce the provisions of the Servicing Agreement and this Transfer Notice as if it was a party to this Agreement. Notwithstanding the foregoing, all rights of the NIMs Insurer set forth in the Servicing Agreement and this Transfer Notice shall exist only so long as the NIM Securities issued pursuant to the NIMs Transaction remain outstanding or the NIMs Insurer is owed amounts in respect of its guarantee of payment on such NIM Securities.





                      [SIGNATURE PAGE IMMEDIATELY FOLLOWS]

                                       LEHMAN BROTHERS HOLDINGS INC., as Owner


                                       By:
                                           --------------------------------
                                       Name:   Stanley P. Labanowski
                                       Title:  Authorized Signatory

Acknowledged by:

COLONIAL SAVINGS, F.A.,
 as Servicer


By:
   -----------------------------
Name:
Title:

                                    EXHIBIT A

                              Assignment Agreement

                             [INTENTIONALLY OMITTED]

                                    EXHIBIT B

Structured Asset Securities Corporation
745 Seventh Avenue, 7th Floor
New York, New York  10019

Aurora Loan Services Inc.
2530 South Parker Road, Suite 601
Aurora, Colorado 80014

Re: Structured Adjustable Rate Mortgage Loan Trust Mortgage Pass-Through Certificates, Series 2004-9XS
         ---------------------------------------------------------------------

Reference is made to the Transfer Notice, dated as of June 1, 2004 (the "Notice"), by and among Lehman Brothers Holdings Inc., as owner and Colonial Savings, F.A., as servicer (the "Servicer"). I, [identify the certifying individual], a [title] of the Servicer, hereby certify to Wells Fargo Bank, National Association, as trustee (the "Trustee"), Aurora Loan Services Inc., as master servicer (the "Master Servicer") and Structured Asset Securities Corporation, as depositor (the "Depositor"), and their respective officers, directors and affiliates, and with the knowledge and intent that they will rely upon this certification, that:

1. I have reviewed the information required to be delivered to the Master Servicer pursuant to the Servicing Agreement (the "Servicing Information");

2. Based on my knowledge, the Servicing Information does not contain any material untrue information or omit to state information necessary to make the Servicing Information, in light of the circumstances under which such information was provided, not misleading as of the date of this certification;

3. Based on my knowledge, the Servicing Information has been provided to the Master Servicer when and as required under the Servicing Agreement;

4. I am responsible for reviewing the activities performed by the Servicer under the Servicing Agreement, and based upon the review required thereunder, and except as disclosed in writing to you on or prior to the date of this certification (a copy of which disclosure is attached hereto), the Servicer has, as of the date of this certification, fulfilled its obligations under this Servicing Agreement; and

5. I have disclosed to the accountants conducting the annual review required under Section 6.05 of the Servicing Agreement all significant deficiencies relating to the Servicer's compliance with the Servicing Agreement.

                                      COLONIAL SAVINGS, F.A.

                                      Name:    ____________________________
                                      Title:   ____________________________
                                      Date:    ____________________________

                                    EXHIBIT C

                               Servicing Agreement


                             [INTENTIONALLY OMITTED]

                                   EXHIBIT D-1
                        FORM OF MONTHLY REMITTANCE ADVICE


FIELD NAME        DESCRIPTION                                                                    FORMAT
----------        -----------                                                                    ------
INVNUM            INVESTOR LOAN NUMBER                                                           Number no decimals
SERVNUM           SERVICER LOAN NUMBER, REQUIRED                                                 Number no decimals
BEGSCHEDBAL       BEGINNING SCHEDULED BALANCE FOR SCHED/SCHED                                    Number two decimals
                  BEGINNING TRAIL BALANCE FOR ACTUAL/ACTUAL, REQUIRED
SCHEDPRIN         SCHEDULED PRINCIPAL AMOUNT FOR SCHEDULED/SCHEDULED                             Number two decimals
                  ACTUAL PRINCIPAL COLLECTED FOR ACTUAL/ACTUAL,
                  REQUIRED, .00 IF NO COLLECTIONS
CURT1             CURTAILMENT 1 AMOUNT, .00 IF NOT APPLICABLE                                    Number two decimals
CURT1DATE         CURTAILMENT 1 DATE, BLANK IF NOT APPLICABLE                                    DD-MMM-YY
CURT1ADJ          CURTAILMENT 1 ADJUSTMENT, .00 IF NOT APPLICABLE                                Number two decimals
CURT2             CURTAILMENT 2 AMOUNT, .00 IF NOT APPLICABLE                                    Number two decimals
CURT2DATE         CURTAILMENT 2 DATE, BLANK IF NOT APPLICABLE                                    DD-MMM-YY
CURT2ADJ          CURTAILMENT 2 ADJUSTMENT, .00 IF NOT APPLICABLE                                Number two decimals
LIQPRIN           PAYOFF, LIQUIDATION PRINCIPAL, .00 IF NOT APPLICABLE                           Number two decimals
OTHPRIN           OTHER PRINCIPAL, .00 IF NOT APPLICABLE                                         Number two decimals
PRINREMIT         TOTAL PRINCIPAL REMITTANCE AMOUNT, .00 IF NOT APPLICABLE                       Number two decimals
INTREMIT          NET INTEREST REMIT, INCLUDE PAYOFF INTEREST,                                   Number two decimals
                  .00 IF NOT APPLICABLE
TOTREMIT          TOTAL REMITTANCE AMOUNT, .00 IF NOT APPLICABLE                                 Number two decimals
ENDSCHEDBAL       ENDING SCHEDULED BALANCE FOR SCHEDULED/SCHEDULED                               Number two decimals
                  ENDING TRIAL BALANCE FOR ACTUAL/ACTUAL
                  .00 IF PAIDOFF, LIQUIDATED OR FULL CHARGEOFF
ENDACTBAL         ENDING TRIAL BALANCE                                                           Number two decimals
                  .00 IF PAIDOFF, LIQUIDATED OR FULL CHARGEOFF
ENDDUEDATE        ENDING ACTUAL DUE DATE, NOT LAST PAID INSTALLMENT                              DD-MMM-YY
ACTCODE           60 IF PAIDOFF, BLANK IF NOT APPLICABLE                                         Number no decimals
ACTDATE           ACTUAL PAYOFF DATE, BLANK IF NOT APPLICABLE                                    DD-MMM-YY
INTRATE           INTEREST RATE, REQUIRED                                                        Number seven decimals
                                                                                                 Example .0700000 for 7.00%
SFRATE            SERVICE FEE RATE, REQUIRED                                                     Number seven decimals
                                                                                                 Example .0025000 for .25%
PTRATE            PASS THRU RATE, REQUIRED                                                       Number seven decimals
                                                                                                 Example .0675000 for 6.75%
PIPMT             P&I CONSTANT, REQUIRED                                                         Number two decimals
                  .00 IF PAIDOFF


                                     D-1-1

                                   EXHIBIT D-2

                STANDARD LAYOUT FOR MONTHLY DEFAULTED LOAN REPORT

FIELD NAME                                           DESCRIPTION
----------                                           -----------

% of MI Coverage                                     % of MI Coverage
Actual MI Claim Filed Date                           The date the Claim to the MI Company was filed
Actual Bankruptcy Start Date (filing date)           Actual Bankruptcy Start Date (filing date)
Actual Claim Amount Filed                            The amount claimed to the MI company on the MI claim
Actual Discharge Date                                Date Bankruptcy was Discharged
Actual Due Date                                      Next Payment Due Date
Actual Eviction Complete Date                        Actual Eviction Complete Date
Actual Eviction Start Date                           Actual Eviction Start Date
Actual First Legal Date                              Actual First Legal Date
Actual Notice of Intent Date (breach letter date)    Actual Notice of Intent Date (breach letter date)
Actual Payment Plan End Date                         The date the Last Pre-petition payment is due from the Trustee in a chapter 13 BK
Actual Payment Plan Start Date                       The date the First Pre-petition payment is due from the Trustee in a chapter 13 BK
Actual Redemption End Date                           Actual Redemption End Date
Actual REO Start Date                                The date the account was received by the REO Deaprtment
Appraisal, BPO Costs                                 Total expenses incurred for the purpose of BPO's or Appraisals.
Bankruptcy Chapter                                   Bankruptcy Chapter 7,11,13
BK Atty Fees & Costs                                 BK Atty Fees & Costs
BK Flag (Man Code)                                   A code that identifies the account as an active Bankruptcy.
Bnk Case # (7 digit only)                            Bnk Case # (7 digit only)
City                                                 City
Claim Amount Paid                                    MI Claim Amount
Claim Funds Received Date                            The date the MI Claim funds were received from the MI Company
Confirmation Hearing Date                            Confirmation Hearing Date
Current Interest Rate                                Current Interest Rate
Current Loan Amount                                  Unpaid Principal Balance
Current P&I Payment Amount                           Current P&I Payment Amount
Date Bid Instructions Sent                           Date Bid Instructions Sent to Attorney
Date F/C Sale Scheduled                              The date the Foreclosure sale is scheduled to occur.
Date Filed Relief/Dismissal                          The date the motion for Relief or Dismissal was filed with the BK Court
Date Loan Reinstated                                 Date Loan Reinstated


                                      D-2-1

Date POC Filed                                       Date proof of claim filed
Date Relief/Dismissal Granted                        The date the BK court granted the motion for Relief or Dismissal
Date REO Offer Accepted                              Date REO Offer Accepted
Date REO Offer Received                              Date REO Offer Received
Deal Identifier by Loan                              Security Name/Cross reference Investor ID (Servicer to Cross reference)
Delinquency Status (Man Code)                        30, 60, 90, BK, FC, REO, Claims or a code that can be decoded to determine the current status of the account.
Loss Mit Denial Date                                 Loss Mit Denial Date
Eviction Atty Fees & Costs                           Eviction Atty Fees & Costs
F/B 1st Due (if applicable)                          F/B 1st Due (if applicable)
F/B Last Due (if applicable)                         F/B Last Due (if applicable)
FC Atty Fees & Costs                                 FC Atty Fees & Costs
FC Flag                                              A code that identifies the account as an active Foreclosure.
FC Start Date (referral date)                        FC Start Date (referral date)
FC Suspended Date                                    FC Suspended Date
FC Valuation Amount                                  The value of the property as determined for the purpose of foreclosure.
FC Valuation Date                                    The date the property value was determined for the purpose of foreclosure.
FC Valuation Source                                  The type of valuation that was used to determine the Fc Valuation amount.
FHA 27011A Transmitted Date                          FHA 27011A Transmitted Date
FHA 27011B Transmitted Date                          FHA 27011B Transmitted Date
FHA Case #                                           FHA Case #
FHA Part A Funds Received Date                       FHA Part A Funds Received Date
First Payment Date                                   First Payment Date
Foreclosure Actual Sale Date                         Date F/C Sale Held
VA Gaurantee %                                       VA Gaurantee %
Interest Advances                                    Interest Advances
Investor Loan Number                                 Investor Loan Number
INVESTOR/SECURITY BILLING SENT DATE                  Date claim submitted to investor
Liquidation Status                                   Type of PIF, S/S, 3rd Party etc.
VA Loan Gaurantee Certificate Number                 VA Loan Gaurantee Certificate Number
Loan Number                                          Servicer Loan Number
Loan Term                                            Loan Term
Loan Type                                            Loan Type
Loss Mit Approval Date                               Loss Mit Approval Date
Loss Mit Flag (Man Code)                             A code that identifies the account as an active Loss Mit account.
Loss Mit Removal Date                                The date the Loss Mit Department determined that Loss Mit Options were no longer a viable option.
Loss Mit Start Date                                  Loss Mit Set-up Date
Loss Mit Type                                        S/S, Forbearance, Repay, Mod,etc.


                                      D-2-2

Loss Mit Workstation Status                          Completed, Removed, Active
MI Certificate Number                                MI Certificate Number
MI Cost                                              Price percentage, lender paid only
MI Coverage Y/N                                      MI Coverage Y/N
Monthly MIP Cost                                     The monthly fee paid to HUD to maintain coverage on the account.
Next Payment Adjustment Date                         Next Payment Adjustment Date
Next Rate Adjustment Date                            Next Rate Adjustment Date
Occupancy Status                                     Occupancy Status
Occupancy Status Date                                The date the occupancy status reported was determined.
Original Loan Amount                                 Original Loan Amount
Original Value Amount                                The value of the property as determined at the origination of the account.
Origination Date                                     The date the closing occurred to originate the loan.
ORIGINATION VALUE DATE                               The date the original Value Amount was determined.
ORIGINATION VALUE SOURCE                             The type of valuation that was used to determine the Original Value amount.
Other Advance Expenses                               Total Advances minus all other/detail and total
Ownership Code
Paid in Full Date                                    Date loan liquidated from system UPB removed
Paid Off Code
Part B Funds Received Date                           FHA/VA Only
Partial Prepayment Amount Collected
Post Petition Due Date
Prepayment Expiration Date                           Term
Prepayment Flag
Prepayment Premium Collected
Prepayment Waived
Product Type
Property Condition
PROPERTY PRESERVATION FEES
Property Type
Realized Gain or Loss
Reason for Default
Reason Suspended
Relief/Dismissal Hearing Date
REO  Repaired Value
REO  Value(As-is)
REO Actual Closing Date
REO Flag (Man Code)
REO List Date
REO List Price
REO Net Sales proceeds
REO Sales Price
REO Scheduled Close Date
REO Value Date
REO VALUE SOURCE
Repay First Due Date
Repay Last Due Date
Repay Next Due Date
Repay Plan Broken Date
Repay Plan Created Date
SBO LOAN NUMBER
Scheduled Balance
Scheduled Due Date
Servicing Fee
State
Street Address
T&I Advances
Title Approval Letter Received Date
Title Package to HUD Date
Title Package to VA Date
VA Claim Funds Received Date
VA Claim Submitted Date
VA FIRST FUNDS RECEIVED AMOUNT
VA FIRST FUNDS RECEIVED DATE
VA NOE Submitted Date
ZIP CODE
FNMA ACTION CODE
FNMA DELINQUENCY REASON CODE

                                     D-2-3